Supplement to the currently effective Statement of Additional Information for the listed Portfolio:

DWS Capital Growth VIP

The following information supplements the “Management of the Funds” section of the above Portfolio’s current Statement of Additional Information.

Portfolio Ownership of Portfolio Managers. For Portfolios managed by the Advisor or an affiliated Advisor,the following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolio’s management team in the applicable Portfolio as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of August 31, 2007 for Richard Shepley.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned	Dollar Range of All DWS Fund Shares Owned

DWS Capital Growth VIP	Richard Shepley	$0	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of August 31, 2007 for Richard Shepley.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

DWS Capital Growth VIP	Richard Shepley	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

DWS Capital Growth VIP	Richard Shepley	1	$6,601,010	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

DWS Capital Growth VIP	Richard Shepley	9	$593,732,398	0	$0

Please Retain This Supplement for Future Reference

October 17, 2007